                                                                   Exhibit 10.1

                                SECOND AMENDMENT

                                       to

                                CREDIT AGREEMENT

                                  by and among

                         PAPA JOHN'S INTERNATIONAL, INC.

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                             THE BANKS PARTY HERETO

                                       and

                   BANK ONE, INDIANA, NA, As Syndication Agent
                                       and

    PNC BANK, NATIONAL ASSOCIATION, As Lead Arranger and Administrative Agent

                                       and


                          Dated as of October 30, 2000

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") dated as of October 30, 2000, is made to the Credit Agreement (as defined below) is made by and among PAPA JOHN'S INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), each of the Guarantors and the BANKS party to the Credit Agreement and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks (the "Administrative Agent") under the Credit Agreement, and BANK ONE, INDIANA, NA, in its capacity as the syndication agent for the Banks under the Credit Agreement.

         WHEREAS, reference is made to the Credit Agreement dated as of March 17, 2000 (the "Credit Agreement") made by and among the parties hereto as amended by that certain Second Amendment To Credit Agreement dated as of September 8, 2000;

         WHEREAS, the Borrower sent to the Banks that certain notice dated August 28, 2000 pursuant to Section 2.10 (the "Notice") of the Credit Agreement requesting that the Commitments under the Credit Agreement be increased to $200,000,000;

         WHEREAS, some of the Banks which are parties to the Credit Agreement immediately prior to the Effective Date of this Second Amendment (the "Existing Banks") are increasing their Commitments (each Existing Bank which is increasing its Commitment shall be referred to as an "Increasing Bank") in response to the Notice and Bank of America, N.A. (the "New Lender") is joining the Credit Agreement as a Bank with a Commitment as provided herein; and

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.    ACKNOWLEDGMENT, AGREEMENT AND WAIVERS.

               The parties acknowledge and agree as follows notwithstanding any provisions in the Credit Agreement to the contrary:

                    (1) APPROVAL OF AND JOINDER BY NEW LENDER. The Administrative Agent approves of the New Lender pursuant to Section 2.10 (i) of the Credit Agreement. Each of the parties hereto acknowledges and agrees that the New Lender is joining the Credit Agreement and the other Loan Documents and shall be a Bank under the Credit Agreement on and after the Effective Date with a Commitment as set forth on SCHEDULE 1.1(B) hereto.

                    (2) INCREASES IN COMMITMENTS BY INCREASING BANKS. Each of the Increasing Banks is increasing its Commitment to the amount set forth on Schedule 1.1(B). It is acknowledged that the Commitments of some of the Increasing Banks are being increased by amounts which are not integral multiples of $1,000,000 (as provided for in Section 2.10(iii) of the Credit Agreement) and the parties hereto waive the requirement of Section 2.10(iii) to permit increases in the amounts set forth on SCHEDULE 1.1(B).


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

                    (3) SCHEDULE 1.1(B). SCHEDULE 1.1(B) to the Credit Agreement is hereby amended and restated to read as set forth on SCHEDULE 1.1(B) hereto. SCHEDULE 1.1(B) hereto reflects all of the Commitments of the Banks after giving effect to the increases and joinder described in clauses
(1) and (2) immediately above.

                    (4) REPAYMENT OF OUTSTANDING LOANS. On the Effective Date, the Borrower is repaying all Loans (the "Outstanding Loans") outstanding immediately prior to the Effective Date.

                    (5) NEW LOANS. The Borrower is requesting new Loans with a Borrowing Date on the Effective Date. Each of the Banks, including the New Lender, shall participate in such new Loans according to its Ratable Share after giving effect to the joinder and changes in the Commitments described in clauses (1) and (2) above (the "Post-Amendment Ratable Share").

                    (6) LETTERS OF CREDIT. The Banks shall participate in all Letters of Credit outstanding on the Effective Date according to its Post-Amendment Ratable Share.

                    (7) WAIVER OF 30-DAY NOTICE. The parties waive any requirement that the Borrower send notice pursuant to Section 2.10(ii) of the Credit Agreement to the Administrative Agent and the Banks of the increases in the Commitments provided for under this Second Amendment at least 30 Business Days before the effective date of such increase.

                    (8)  Amendment to Section 7.2.4 of Credit Agreement.
Section 7.2.4 of the Credit Agreement is hereby amended to add the following new subsection immediately below subsection (vii) as follows:

                    "(viii) Restricted Investments in franchisees in an amount not to exceed $25,000,000 in the aggregate."

          2.   REPRESENTATIONS AND WARRANTIES; EVENTS OF DEFAULT.

               The representations and warranties of Loan Parties contained in the Credit Agreement, after giving effect to the increases in the Commitments and the amendments, acknowledgments and waivers hereunder, are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and there exist no Events of Default or Potential Defaults.

          3.   CONDITIONS TO EFFECTIVENESS.

               This Second Amendment shall become effective on the date (the "Effective Date") on which each of the following conditions is satisfied. It is acknowledged that the Effective Date is October 30, 2000.

          A.   REPRESENTATIONS AND WARRANTIES.

               Each of the Borrower's representations and warranties under
Section 2 hereof shall be true and correct.

          B.   EXECUTION BY PARTIES.

               This Second Amendment shall have been executed by the Banks, the Loan Parties and the other parties hereto.

          C.   NEW NOTES;  JOINDER AGREEMENT.

               The Borrower shall execute and deliver Notes in favor of each of the Increasing Banks and the New Lender in the amount of the Commitments of such persons set forth on SCHEDULE 1.1(B) hereto. The Borrower, the Administrative Agent and the New Lender shall have executed and delivered a Bank Joinder pursuant to which the New Lender joins the Credit Agreement with a Commitment as set forth on SCHEDULE 1.1(B) hereto.

          D.   OPINION OF COUNSEL.

               Counsel for the Loan Parties shall be deliver to the Administrative Agent for the benefit of each Bank a written opinion, dated the Effective Date and in form and substance satisfactory to the Administrative Agent addressing the subject matter of the opinions delivered in connection with the closing of the Credit Agreement, as such matters related to this Second Amendment and the Credit Agreement as amended by this Second Amendment.

          E.   SECRETARY'S CERTIFICATE.

               There shall be delivered to the Administrative Agent for the benefit of each Bank a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

               (A) all action taken by each Loan Party in connection with this Second Amendment, the Joinder and the New Notes, with attached resolutions;

               (B) the names of the officer or officers authorized to sign this Second Amendment, the Joinder and the New Notes and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for such purposes and the true signatures of such officers; and

               (C) a certification that the organizational documents of the Loan Parties delivered in connection with the closing of the Credit Agreement have not been modified since the Closing Date.

          F.   TERMINATION OF PNC BANK BRIDGE FACILITY.

               The Credit Agreement between the Borrower and the other Loan Parties and PNC Bank, National Association dated as of September 8, 2000 (referred to in the First Amendment as the "PNC Bank Bridge Facility") shall have been repaid and the outstanding obligations thereunder shall have been repaid and the Loan Parties and PNC Bank each acknowledge that upon such repayment of such obligations on the Effective Date hereof, the commitments under such agreement shall be terminated without further action by the parties.

     4.   REFERENCES TO CREDIT AGREEMENT, LOAN DOCUMENTS.

          Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

     5.   FORCE AND EFFECT.

          The Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Second Amendment and Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

     6.   GOVERNING LAW.

          This Second Amendment shall be deemed to be a contract under the laws of the Commonwealth of Kentucky and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without regard to its conflict of laws principles.

     7.   COUNTERPARTS; EFFECTIVE DATE.

          This Second Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Second Amendment shall become effective when it has been executed by the Agent, the Loan Parties and the Required Banks and each of the other conditions set forth in Section 3 of this Second Amendment has been satisfied.

                           [SIGNATURE PAGES TO FOLLOW]

                   [SIGNATURE PAGE 1 OF 4 TO SECOND AMENDMENT]



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Second Amendment as of the day and year above written.

                                       PAPA JOHN'S INTERNATIONAL, INC.



                                       By:  /s/ J. David Flanery
                                       Title: Vice President & Controller


                                       GUARANTORS:

                                       PAPA JOHN'S USA, INC.



                                       By:  /s/ J. David Flanery
                                       Title: Vice President & Controller


                                       PAPA JOHN'S SUPPORT SERVICES, INC.



                                       By:  /s/ Charles W. Schnatter
                                       Title: Secretary



                                       CAPITAL DELIVERY, INC.



                                       By:  /s/ J. David Flanery
                                       Title: Vice President

                 [SIGNATURE PAGE 2 OF 4TO SECOND AMENDMENT]




                                       RISK SERVICES CORP.



                                       By:  /s/ J. David Flanery
                                       Title: Treasurer



                                       PJ FOOD SERVICE, INC.



                                       By: /s/ Charles W. Schnatter
                                       Title: Sr. Vice President


                                       PJFS OF MISSISSIPPI, INC.



                                       By:  /s/ J. David Flanery
                                       Title: Vice President - Finance

                   [SIGNATURE PAGE 3 OF 4 TO SECOND AMENDMENT]



                                       PNC BANK, NATIONAL ASSOCIATION,
                                       individually and as Administrative Agent



                                       By: /s/ Ralph M. Bowman
                                       Title: Vice President


                                       BANK ONE, INDIANA, NA, individually and
                                       as Syndication Agent



                                       By: /s/ Thelma Ferguson
                                       Title: First Vice President


                                       BANK OF AMERICA, N.A.



                                       By: /s/ Richard G. Parkhurst, Jr.
                                       Title: Managing Director


                                       BANK OF LOUISVILLE



                                       By: /s/ S. Gordon Dabney, Jr.
                                       Title: Sr. Vice President


                                       FIFTH THIRD BANK, KENTUCKY, INC.



                                       By: /s/ Edward B. Martin
                                       Title: Vice President


                                       FIRSTAR BANK, N.A.



                                       By: /s/ Toby B. Rau
                                       Title: Vice President

                   [SIGNATURE PAGE 4 OF 4 TO SECOND AMENDMENT]



                                       NATIONAL CITY BANK OF KENTUCKY



                                       By: /s/ Hugh C. Wright, Jr.
                                       Title: Vice President


                                       SUNTRUST BANK



                                       By: /s/ Sean McLaren
                                       Title: Assistant Vice President

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 1 of 3



PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

                                             AMOUNT OF
                                             COMMITMENT
                           BANK               FOR LOANS       RATABLE SHARE
                           ----              ----------       -------------
Name:  PNC Bank, National Association
Address:  Citizens Plaza
500 West Jefferson St., 2nd Floor
Louisville, KY  40202-2823
Attention:  Paula Fryland
Telephone      502-581-2244
Telecopy:      502-581-2780                   $49,250,000      24.625000%

Name:  Bank One, Indiana, NA
Address:  Mail Stop Kyl - 2206
416 West Jefferson, St.
Louisville, KY 40202
Attention:  Thelma Ferguson
Telephone      502-566-2821
Telecopy:      502-566-2367                   $49,250,000      24.625000%

Name:  National City Bank of Kentucky
Address:  101 S. Fifth St., 37th Floor
Louisville, KY  40202
Attention:  Hugh Wright
Telephone      502-581-5355
Telecopy:      502-581-4424                   $41,500,000      20.750000%

Name:  Fifth Third Bank, Kentucky, Inc.
Address:  Fifth Third Center
401 South 4th Avenue
Louisville, KY  40202-3411
Attention:  Ed Martin
Telephone      502-562-5536
Telecopy:      502-562-5540                   $15,000,000       7.500000%

Name:  Firstar Bank
Address:  One Financial Square
Louisville, KY  40201-3322
Attention:  Mark Wheeler
Telephone      502-562-6336
Telecopy:      502-562-6460                   $15,000,000       7.500000%

Name:  SunTrust Bank
Address:  303 Peachtree St., N.E., 2nd Floor
Atlanta, GA  30308
Attention:  Sean McLaren
Telephone      404-588-7687
Telecopy:      404-724-3716                    $15,000,000       7.500000%

Name:  Bank of America, N.A.
Address:  100 N. Tryon Street,
(NC1-007-17-14)
Charlotte, NC  28255
Attention:  Richard Parkhurst
Telephone      704-386-1828
Telecopy:      704-386-3271                    $10,000,000       5.000000%


Name:  Bank of Louisville
Address:  Bank of Louisville Building
500 West Broadway, 6th Floor
Louisville, KY  40202
Attention:  John Z. Barr
Telephone      502-562-6823
Telecopy:      502-562-6990                     $5,000,000       2.500000%

         Total                                $200,000,000     100.000000%
                                                               ==========


                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 3 of 3



Part 2 - Addresses for Notices to Borrower and Guarantors:


ADMINISTRATIVE AGENT

Name:  PNC Bank, National Association
Address:  Citizens Plaza
500 West Jefferson Street, 2nd Floor
Louisville, KY  40202-2823
Attention:  Paula Fryland
Telephone:      502-581-2244
Telecopy:       502-581-2780


BORROWER AND GUARANTORS:

Name:  Papa John's International, Inc.
Address:  2002 Papa John's Boulevard
Louisville, KY  40299
Attention:  J. David Flanery
Telephone:      502-261-4753
Telecopy:       502-261-4190






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